UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 27, 2010
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Contribution, Conveyance and Assumption Agreement
          Targa Resources Partners LP, a Delaware limited partnership (the “Partnership”), previously announced that it had entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC (the “Sellers”) pursuant to which the Sellers have agreed to sell to the Partnership (i) all of the limited partner interests in Targa Midstream Services Limited Partnership (“TMS”), (ii) all of the limited liability company interests in Targa Gas Marketing LLC (“TGM”), (iii) all of the limited and general partner interests in Targa Permian LP (“Permian”), (iv) all of the limited partner interests in Targa Straddle LP (“Targa Straddle”) and (v) all of the limited liability company interests in Targa Straddle GP LLC (“Targa Straddle GP”) (such equity interests in TMS, TGM, Permian, Targa Straddle and Targa Straddle GP being collectively referred to as the “Purchased Interests”), for aggregate consideration of $420 million, subject to certain adjustments.
          TMS, TGM, Permian, Targa Straddle and Targa Straddle GP (together, the “Companies”) collectively own (i) Targa Resources, Inc.’s (“Targa”) natural gas straddle business consisting of the business and operations involving the Barracuda, Lowry and Stingray plants, including the Pelican, Seahawk and Cameron gas gathering pipeline systems, all of which are wholly-owned by TMS or its subsidiaries, and the business and operations represented by its participation and ownership interests in the Bluewater, Sea Robin, Calumet, N. Terrebonne, Toca and Yscloskey plants, (ii) certain of Targa’s natural gas gathering and processing systems, processing plants and related assets including the Sand Hills processing plant and gathering system, Monahans gathering system, Puckett gathering system, a 40% ownership interest in the West Seminole gathering system and a compressor overhaul facility and (iii) Targa’s natural gas marketing business (collectively, the “Business”). The description of the Purchase Agreement contained in the Partnership’s Form 8-K filed on April 1, 2010, is incorporated herein by reference and the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K, is incorporated herein by reference.
     In accordance with the Purchase Agreement, on April 27, 2010, the Partnership, Targa Resources Operating LP, an indirect, wholly-owned subsidiary of the Partnership (“TRO”), Targa North Texas GP LLC, a wholly-owned subsidiary of TRO (“TNT”), Targa Resources Texas GP LLC, a wholly-owned subsidiary of TNT (“TRT”), and the Sellers entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which the Sellers contributed the Purchased Interests to TNT and TRT in exchange for aggregate consideration of $420 million, subject to certain adjustments. The Partnership used cash, funded through borrowings under the Partnership’s senior secured revolving credit facility, to fund the aggregate consideration for the Purchased Interests. The description of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     The board of directors of Targa Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), approved the acquisition of the Purchased Interests based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Amended Omnibus Agreement
     On April 27, 2010, the Partnership entered into an amendment (the “Omnibus Agreement Amendment”) to the Second Amended and Restated Omnibus Agreement (as amended, the “Omnibus Agreement”) with Targa, the General Partner, and Targa Resources LLC. The amendments made by the Omnibus Agreement Amendment extend the commitment of Targa to provide general and administrative and other services to the Partnership through April 30, 2013 associated with (i) the Business, (ii) additional assets, operations or businesses that may be sold by Targa to the Partnership and (iii) if the parties to the Omnibus Agreement agree, additional assets, operations or businesses that the Partnership may acquire from third parties.
     This description of the Omnibus Agreement Amendment is qualified in its entirety by reference to the Omnibus Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference. Capitalized terms used but not defined in this section entitled “Amended Omnibus Agreement” have the meaning ascribed to them in the Omnibus Agreement Amendment.

Relationships
          Each of the Sellers, the General Partner, the Partnership, TRO, TNT and TRT are direct or indirect subsidiaries of Targa. As a result, certain individuals, including officers and directors of Targa, serve as officers and/or directors of more than one of such entities. The General Partner, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          The descriptions under the headings “Contribution, Conveyance and Assumption Agreement” and “Relationships” under Item 1.01 are incorporated in this Item 2.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 2.01 by reference.
          The Partnership used cash, funded through borrowings under the Partnership’s senior secured revolving credit facility, to fund the $420 million aggregate consideration for the Purchased Interests. Affiliates of the following lenders under the Partnership’s senior secured revolving credit facility have performed from time to time and may be performing investment banking, advisory and other services for Targa and for the Partnership: Bank of America, N.A., Wachovia Bank, National Association, Royal Bank of Canada, The Royal Bank of Scotland PLC, BNP Paribas, Citibank, N.A., Compass Bank, U.S. Bank National Association, Comerica Bank, UBS Loan Finance LLC, Credit Suisse, Goldman Sachs Credit Partners L.P., Raymond James Bank, FSB, Deutsche Bank Trust Company Americas, and Barclays Bank PLC.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
In accordance with Item 9.01(a)(4) of Form 8-K, the required financial information with respect to the acquisition of the Purchased Interests will be provided within 71 calendar days of May 3, 2010.
(b) Pro forma financial information.
In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the acquisition of the Purchased Interests will be provided within 71 calendar days of May 3, 2010.
(c) Not applicable.
(d) Exhibits

Exhibit
Number	Description

Exhibit 2.1*	Purchase and Sale Agreement, dated as of March 31, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed April 1, 2010 (File No. 001-33303)).

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated April 27, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC, Targa Midstream Holdings LLC, Targa Resources Operating LP, Targa North Texas GP LLC and Targa Resources Texas GP LLC.

Exhibit 10.2	First Amendment to Second Amended and Restated Omnibus Agreement, dated April 27, 2010, by and among Targa Resources Partners LP, Targa Resources, Inc., Targa Resources LLC and Targa Resources GP LLC.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
By:	Targa Resources GP LLC
its general partner

Dated: April 29, 2010	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 2.1*	Purchase and Sale Agreement, dated as of March 31, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed April 1, 2010 (File No. 001-33303)).

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated April 27, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC, Targa Midstream Holdings LLC, Targa Resources Operating LP, Targa North Texas GP LLC and Targa Resources Texas GP LLC.

Exhibit 10.2	First Amendment to Second Amended and Restated Omnibus Agreement, dated April 27, 2010, by and among Targa Resources Partners LP, Targa Resources, Inc., Targa Resources LLC and Targa Resources GP LLC.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.